                               SECURITY CAPITAL

                             [PHOTO APPEARS HERE]


                            U.S. REAL ESTATE SHARES

                              1998 ANNUAL REPORT






                                    [LOGO]

                               SECURITY CAPITAL

SECURITY CAPITAL
U.S. REAL ESTATE SHARES
--------------------------------------------------------------------------------

Security Capital U.S. Real Estate Shares is a highly focused, no-load real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long term, the Fund's objective is to achieve top-quartile returns, as compared with other U.S. real estate mutual funds that invest primarily in real estate securities in the United States, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

1998 proved to be a challenging year for investors in real estate securities. Investor sentiment began to turn negative early in the year as anxiety mounted over the risk of escalating levels of real estate development, isolated evidence of undisciplined capital deployment and uncertainty about the potential impact of Asian turmoil on the U.S. economy. Washington's legislative review of the "paired share" REIT structure, an issue impacting only five companies, also cast a shadow over the entire group as investors were either confused or left to question what broader initiatives might follow. The resulting motivated selling, led by momentum and retail investors from office and hotel stocks, severely depressed prices and led to a (17.43)% total return for the Wilshire Real Estate Securities Index for the year. Ironically, this disappointing price performance for real estate securities occurred against a backdrop of companies generally achieving or exceeding their earnings estimates and enjoying unprecedented health at the operating market level. A price correction of this magnitude for real estate securities is unprecedented during a period of healthy real estate fundamentals.

Your Fund was not immune to this difficult environment. SC-US Real Estate Shares generated a total return for the year ended December 31, 1998 of (11.97)% clearly a disappointing year. More encouraging, however, was that the Fund continued its trend of outperformance. Indeed, the Fund surpassed the Wilshire Real Estate Securities Index by 5.46 percentage points during 1998, and achieved our goal of first-quartile results among real estate funds. We attribute this outperformance to our disciplined and highly focused investment process. Our advantage was most evident later in the year as we moved aggressively to take advantage of particularly indiscriminate pricing of a number of high-quality stocks, mostly in the office sector. The improved pricing of the office group during the fourth quarter was an important factor in the Fund's strong relative performance during 1998. Of course we appreciate that superior relative performance is little consolation for our investors who lost money in real estate securities in 1998.

--------------------------------------------------------------------------------


The silver lining to the events of 1998 is that the investment environment for real estate securities as we move into 1999 is highly positive. This favorable outlook reflects a number of factors, including the health of the underlying property markets and the depressed valuation of real estate securities relative to other equities and fixed income alternatives. Furthermore, the recent Clinton budget proposal includes REIT initiatives we view as positive and indicative of a supportive stance from Washington towards public ownership of real estate.

Despite anxiety about future overbuilding that drove investor sentiment and valuations in 1998, our research indicates that the underlying property markets are, with few exceptions, in very good shape. Office markets, for example, are experiencing record occupancy levels with growing or stable rents. Although development has been active in many suburban markets, it is proportional to strong office employment growth. In Central Business Districts, large scale, planning-intensive projects are almost non-existent. Growth in consumer spending and record levels of new household formation are driving similarly favorable conditions in the retail and multifamily sectors. Importantly, for all property types, there is strong evidence that capital flows for new development and acquisitions are being regulated by public market pricing disciplines instead of the fee-driven models of the past. If further validated with the passage of time, this is a very positive scenario for real estate investors with important implications for future profitability and value. With generally healthy real estate markets, although not a guarantee of future results, we are projecting 8% to 11% earnings growth for the group of real estate securities in 1999.

Against this positive fundamental backdrop, the pricing of many real estate securities appears highly attractive relative to other equities and fixed income alternatives. Following a 28% decline in valuation multiples during 1998, real estate securities comprising the Wilshire Real Estate Securities Index currently trade at a multiple on estimated 1999 earnings (Funds From Operations) of 9 times. This represents a 67% discount to the 27.4 price/EPS multiple of the broader equity market as measured by the Standard & Poor's 500 Index. By comparison, over

--------------------------------------------------------------------------------


the last four years this discount has averaged about 35%. The current average dividend yield for these same real estate companies is 6.8%, versus 1.3% for the S&P 500, and dividend payout levels represent a conservative ratio to operating cash flow. A further dynamic we are seeing is the relative lack of differentiation in pricing among real estate securities despite significant differences in their underlying quality. These low relative valuations and strong income yields, coupled with little pricing differentiation, define the attractive total rate of return potential we see for 1999.

While our overall outlook for real estate securities is very positive, we believe 1999 will be a period of differentiation in the market as the liquidity and durable earnings power of higher quality companies are rewarded. By contrast, we believe that companies that are pure "asset gatherers" will encounter the true challenges and expense of running their portfolios and their performance will suffer on a relative basis. We believe our highly disciplined and conviction-oriented approach to investing--which combines proprietary fundamental real estate research, industry and company analysis, and real estate securities pricing--is tailor-made for this investment environment and we are confident in our ability to continue to deliver first-quartile performance.

We appreciate your support during 1998 and look forward to a rewarding year in 1999.

Sincerely,



/s/ ANTHONY R. MANNO JR.           /s/ KENNETH D. STATZ

Anthony R. Manno Jr.               Kenneth D. Statz

President                          Managing Director

FUND PERFORMANCE
--------------------------------------------------------------------------------

The Fund's performance compared to frequently used performance benchmarks is shown in the table below. The net asset value per share as of December 31, 1998, was $9.82; total dividends of $0.75 per share were paid to shareholders of record throughout the year.

Security Capital U.S. Real Estate Shares

Comparative Returns versus Industry Benchmarks

Average Annual Total Return
Period Ended December 31, 1998

                               Total Return     Average Annual Total Return
                                 One-Year     Since Fund Inception (12/20/96)
                               ------------   -------------------------------
SC-US Real Estate Shares         (11.97)%                  6.83%
Class R (Retail) Shares
-----------------------------------------------------------------------------
SC-US Real Estate Shares         (11.94)%                  6.85%
Class I (Institutional) Shares
-----------------------------------------------------------------------------
NAREIT Equity Index(1)           (17.50)%                  1.60%
-----------------------------------------------------------------------------
Wilshire Real Estate
Securities Index(2)              (17.43)%                  1.53%
-----------------------------------------------------------------------------

Past performance is not indicative of future results. The performance of the above-referenced indices does not include any fees or expenses, and the underlying portfolio securities of SC-USReal Estate Shares may differ from those of the indices. (1) NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs which have 75% or more of their gross invested book assets invested in the equity ownership of real estate; and (2) Wilshire Real Estate Securities Index is an unmanaged, market capitalization-weighted index comprising publicly traded REITs and real estate operating companies except for special and health care REITs.

Security Capital U.S. Real Estate Shares -- Class R (Retail) Shares

Growth of a $10,000 Investment
Period from December 20, 1996 to December 31, 1998

[GRAPH APPEARS HERE]

[PLOT POINTS TO COME]

Past performance is not a guarantee of future performance. The performance of SC-US Real Estate Shares Class I (Institutional) Shares is greater than that of the Class R (Retail) Shares for the time period indicated above based upon the difference in expenses of each Class. Prior to utilizing the Wilshire Real Estate Securities Index (WARESI), the fund used the Wilshire REIT Index and the Bloomberg REIT Index as benchmarks but changed because WARESl most closely tracks the fund's investment universe.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

          Shares                                                   Market Value
                     COMMON STOCKS - 96.1%
                     Office Properties - 27.3%
          219,700    Boston Properties, Inc.                        $ 6,700,850
          276,200    Equity Office Properties Trust                   6,628,800
          295,000    Cornerstone Properties Inc.                      4,609,375
          179,800    Arden Realty, Inc.                               4,169,112
          122,600    Mack-Cali Realty Corporation                     3,785,275
                                                                    -----------
                                                                     25,893,412
                     Diversified - 25.2%
          252,300    Vornado Realty Trust                             8,515,125
          215,000    TrizecHahn Corporation                           4,407,500
          167,200    Prentiss Properties Trust                        3,730,650
          144,300    Liberty Property Trust                           3,553,388
           74,300    Spieker Properties, Inc.                         2,572,637
           79,800    Catellus Development Corporation+                1,142,138
                                                                    -----------
                                                                     23,921,438
                     Multifamily - 18.7%
          155,000    Essex Property Trust, Inc.                       4,611,250
          134,073    Avalon Bay Communities, Inc.                     4,592,000
          116,200    Apartment Investment & Management Company        4,321,187
           53,000    Equity Residential Properties Trust              2,143,188
           62,700    Amli Residential Properties Trust                1,395,075
           20,600    Irvine Apartment Communities, Inc.                 656,625
                                                                    -----------
                                                                     17,719,325
                     Regional Malls - 8.0%
          232,400    Urban Shopping Centers, Inc.                     7,611,100

                                       See notes to the financial statements.  7

--------------------------------------------------------------------------------

            Shares                                                                 Market Value
                          Storage - 7.7%

            268,000       Public Storage, Inc.                                      $ 7,252,750


                          Hotels - 6.7%

            330,000       Host Marriott Corporation                                   4,558,125

            148,000       Innkeepers USATrust                                         1,748,250
                                                                                    -----------
                                                                                      6,306,375

                          Industrial - 2.5%

            118,000       Cabot Industrial Trust                                      2,411,625

                                                                                    -----------
                          Total Common Stock - (Cost $90,217,237)                    91,116,025

Principal Amount
                          SHORT-TERM INVESTMENTS - 3.2%

         $2,990,103       Agreement with State Street Bank and Trust Company,
                          3.250%, dated 12/31/1998, to be repurchased at
                          $2,991,183 on 01/04/1999, collateralized by $2,495,000
                          U.S. Treasury Note, 7.250% maturing 05/15/2016
                          (market value $3,050,123)                                   2,990,103
                                                                                    -----------
                          Total Short-Term Investments
                          (Cost $2,990,103)                                           2,990,103
                                                                                    -----------
                          Total Investments - 99.3%
                          (Cost $93,207,340)                                         94,106,128

                          Other Assets in Excess of
                          Liabilities - 0.7%                                            704,192
                                                                                    -----------
                          NET ASSETS 100.0%                                         $94,810,320
                                                                                    ===========

+ Non income producing security.

8                            See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at market value
    (cost $93,207,340)                                                    $ 94,106,128
  Receivable for investment securities sold                                  3,299,641
  Dividends receivable                                                       1,529,269
  Deferred organization costs                                                   72,307
  Receivable from investment adviser                                            68,688
  Other assets                                                                  29,023
                                                                          ------------
  Total Assets                                                              99,105,056
                                                                          ------------
LIABILITIES:
  Payable for investment securities purchased                                3,943,397
  Payable to distributor                                                       279,423
  Accrued expenses and other liabilities                                        71,916
                                                                          ------------
  Total Liabilities                                                          4,294,736
                                                                          ------------
NET ASSETS                                                                $ 94,810,320
                                                                          ============
NET ASSETS CONSIST OF:
  Capital stock                                                           $101,380,135
  Accumulated undistributed net realized loss on investments                (7,468,603)
  Net unrealized appreciation on investments                                   898,788
                                                                          ------------
  Total Net Assets                                                        $ 94,810,320
                                                                          ============
CLASS I:
  Net assets                                                              $ 90,539,801
  Shares outstanding (50,000,000 shares of $0.01 par value authorized)       9,220,734
  Net asset value and redemption price per share                                 $9.82
                                                                          ============
CLASS R:
  Net assets                                                              $  4,270,519
  Shares outstanding (50,000,000 shares of $0.01 par value authorized)         434,826
  Net asset value and redemption price per share                                 $9.82
                                                                          ============

                    See notes to the financial statements.                     9

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF OPERATIONS -- YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income                                        $5,909,086
  Interest income                                           229,591
                                                        -----------
  Total investment income                                 6,138,677
                                                        -----------
EXPENSES:
  Investment advisory fee                                   640,704
  Distribution expense                                      266,960
  Administration fee                                         21,357
  Sub-administration fee                                     93,090
  Transfer agent, custody and accounting costs              137,660
  Federal and state registration                             22,829
  Professional fees                                          53,676
  Shareholder reports and notices                            46,046
  Directors' fees and expenses                               29,357
  Amortization of organizational expenses                    23,607
  Other                                                      41,501
                                                        -----------
  Total expenses before reimbursement                     1,376,787
  Less: Reimbursement from Adviser                         (305,199)
                                                        -----------
  Net expenses                                            1,071,588
                                                        -----------
NET INVESTMENT INCOME                                     5,067,089
                                                        ===========
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                       (6,891,855)
  Change in unrealized appreciation on investments      (12,286,350)
                                                        -----------
  Net realized and unrealized loss on investments       (19,178,205)
                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(14,111,116)
                                                       ============

10                See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           Year                Year
                                                           ended               ended
                                                     December 31, 1998   December 31, 1997
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                 $  5,067,089        $  3,969,789
  Net realized gain (loss) on investments                 (6,891,855)          8,063,795
  Change in unrealized appreciation
    on investments                                       (12,286,350)         12,889,384
                                                     -------------------------------------
  Net increase (decrease) in net assets resulting
    from operations                                      (14,111,116)         24,922,968

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                9,750,054          92,737,305
  Shares issued to holders in reinvestment
    of dividends                                             720,546           2,632,946
  Cost of shares redeemed                                (11,297,204)         (3,558,444)
                                                     -------------------------------------
  Net increase (decrease) in net assets from
    capital share transactions                              (826,604)         91,811,807

DISTRIBUTIONS TO SHAREHOLDERS:/(1)/
  From net investment income                                      --          (3,626,176)

DISTRIBUTIONS TO CLASS I SHAREHOLDERS:/(1)/
  From net investment income                              (4,936,792)           (372,583)
  From net realized gains                                 (1,997,333)         (5,717,116)
  Return of capital                                         (389,531)                 --
                                                     -------------------------------------
    Total distributions Class I                           (7,323,656)         (6,089,699)

DISTRIBUTIONS TO CLASS R SHAREHOLDERS:/(1)/
  From net investment income                                (137,519)             (2,006)
  From net realized gains                                    (12,118)            (31,388)
  Return of capital                                          (10,851)                 --
                                                     -------------------------------------
    Total distributions Class R                             (160,488)            (33,394)
TOTAL INCREASE (DECREASE) IN
NET ASSETS                                               (22,421,864)        106,985,506
NET ASSETS:
  Beginning of period                                    117,232,184          10,246,678
                                                     -------------------------------------
  End of period                                         $ 94,810,320        $117,232,184
                                                     =====================================

(1) On December 16, 1997, the Fund's existing shareholders were split into Class I and Class R shareholders based on the amount then invested in the Fund. Distributions to shareholders from net investment income reflect activity for the Fund for the period January 1, 1997 through December 16, 1997, and for each respective class of shares for the period December 17, 1997, through December 31, 1997.

                  See notes to the financial statements.                      11

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year ended             Year ended
                                                             Dec. 31, 1998       Dec. 31, 1997/(2)/       Dec. 20, 1996/(1)/
                                                          ------------------------------------------           through
                                                          Class I    Class R    Class I      Class R        Dec. 31, 1996
                                                          ------------------------------------------------------------------
For a share outstanding for each period:
Net Asset Value, beginning of period                      $  11.95   $  11.95   $  10.38     $ 10.38           $ 10.00
                                                          ------------------------------------------------------------------
Income from investment operations:

  Net investment income                                       0.42       0.38       0.46/(3)/   0.46/(3)/         0.02

  Net realized and unrealized gain (loss)
    on investments                                           (1.80)     (1.76)      2.11        2.11              0.36
                                                          ------------------------------------------------------------------
  Total from investment operations                           (1.38)     (1.38)      2.57        2.57              0.38
                                                          ------------------------------------------------------------------
Less distributions:

  Dividends from net investment income                       (0.43)     (0.43)     (0.46)      (0.46)               --

  Distributions from net realized gains                      (0.29)     (0.29)     (0.54)      (0.54)               --

  Return of capital                                          (0.03)     (0.03)        --          --                --
                                                          ------------------------------------------------------------------
  Total distributions                                        (0.75)     (0.75)     (1.00)      (1.00)               --
                                                          ------------------------------------------------------------------
Net Asset Value, end of period                            $   9.82   $   9.82   $  11.95     $ 11.95           $ 10.38
                                                          ==================================================================
Total return/(4)/                                           (11.94)%   (11.97)%    25.20%      25.19%             3.77%

Supplemental data and ratios:
  Net assets, end of period ($000)                        $ 90,540   $  4,271   $116,560     $   672           $10,247
  Ratio of expenses to average net assets/(5)(6)/             1.00%      1.15%      0.94%       0.95%               --%
  Ratio of net investment income to
    average net assets/(5)(6)/                                4.75%      4.60%      4.08%       4.07%            19.71%
  Portfolio turnover rate/(7)/                              109.49%    109.49%    104.17%     104.17%               --%

(1)  Inception date.
(2) On December 16, 1997, the Fund's existing shareholders were split into Class I and Class R shares based on the amount then invested in the Fund. For the year ended December 31, 1997, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets and the per share income from investment operations are presented on a basis whereby the Fund's net investment income and net expenses for the period January 1, 1997 through December 16, 1997, were allocated to each class of shares based upon the relative outstanding shares of each class as of the close of business on December 16, 1997, and the results thereof combined with the results of operations for each applicable class for the period December 17, 1997 through December 31, 1997.
(3) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)  Not annualized for the period December 20, 1996, through December 31, 1996.
(5)  Annualized.
(6) Without voluntary expense reimbursements of $301,721 and $3,478 for Class I and Class R, respectively, for the year ended December 31, 1998, the ratio of expenses to average net assets would have been 1.29% for both Class I and Class R, and the ratio of net investment income to average net assets would have been 4.46% for Class I and Class R. Without voluntary expense reimbursements of $30,276 and $167 for the year ended December 31, 1997, the ratio of expenses to average net assets would have been 0.97% and 0.98% for Class I and Class R, respectively, and the ratio of net investment income to average net assets would have been 4.05% and 4.04% for Class I and Class R, respectively.
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

12                  See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital European Real Estate Shares. The Fund consists of Class I and Class R Shares, which differ in services provided to shareholders and expenses. The Fund commenced operations on December 20, 1996.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 1998, the Fund has a realized capital loss carry forward, for federal income tax purposes, of $4,307,707 (expires December 31, 2006), available to be used to offset future realized capital gains. As of December 31, 1998, the Fund has elected for Federal income tax purposes to defer a $2,495,483 current year post October capital loss as though the loss was incurred on the first day of the next fiscal year. For the fiscal year ended December 31, 1998, ordinary distributions paid to shareholders in the amount of $141,581 were reallocated to capital gain distributions.

c) Distributions to Shareholders -- Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains or losses are recorded by the Fund as a realized gain or loss on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
2. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund were as follows:

Year Ended 12/31/98:
------------------------------------------------------------------------------------
                                                              Amount        Shares
                                                           -------------------------
Class I Shares:
  Shares sold                                              $  5,322,503      509,433
  Shares issued to holders in reinvestment of dividends         563,921       56,034
  Shares redeemed                                           (10,809,047)  (1,100,613)
                                                           ------------   ----------
  Net decrease                                             $ (4,922,623)    (535,146)
                                                           ============   ==========
Class R Shares:
  Shares sold                                              $  4,427,551      411,251
  Shares issued to holders in reinvestment of dividends         156,625       15,304
  Shares redeemed                                              (488,157)     (47,963)
                                                           ------------   ----------
  Net increase                                             $  4,096,019      378,592
                                                           ============   ==========

On December 16, 1997, the Fund's existing shareholders were split into Class I and Class R shareholders based on the amount then invested in the Fund.

Period from 12/17/97 through 12/31/97:
------------------------------------------------------------------------------------
                                                              Amount         Shares
                                                           -------------------------
Class I Shares:
  Reclassification of previous class                       $121,005,617    9,836,172
  Shares sold                                                        --           --
  Shares issued to holders in reinvestment of dividends          65,206        5,443
  Shares redeemed                                            (1,069,973)     (85,735)
                                                           ------------    ---------
  Net increase                                             $120,000,850    9,755,880
                                                           ============    =========

Class R Shares:
  Reclassification of previous class                       $    658,057       53,492
  Shares sold                                                     2,500          208
  Shares issued to holders in reinvestment of dividends          30,360        2,534
  Shares redeemed                                                    --           --
                                                           ------------    ---------
  Net increase                                             $    690,917       56,234
                                                           ============    =========

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------


Period from 01/01/97 through 12/16/97:
------------------------------------------------------------------------------------------------
                                                                  Amount        Shares
                                                              ---------------------------
Previous Class Shares:
  Reclassification to Class I shares                          $(121,005,617)  (9,836,172)
  Reclassification to Class R shares                               (658,057)     (53,492)
  Shares sold                                                    92,734,805    8,890,183
  Shares issued to holders in reinvestment of dividends           2,537,380      236,042
  Shares redeemed                                                (2,488,471)    (223,984)
                                                              -------------   -----------
  Net decrease                                                $ (28,879,960)    (987,423)
                                                              =============   ===========

3.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of long term investments by the Fund for the year ended December 31, 1998, were $112,456,994 and $114,674,565, respectively.

At December 31, 1998, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

  Appreciation                            $ 3,175,604
  (Depreciation)                           (2,942,229)
                                          -----------
  Net appreciation on investments         $   233,375
                                          ===========

At December 31, 1998, the cost of investments for federal income tax purposes was $93,872,753.

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Global Capital Management Group Incorporated ("GCMG"). Pursuant to the Advisory Agreement, GCMG is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.

GCMG voluntarily agreed to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.00% and 1.15% of the net assets of the Class I and Class R Shares, respectively, computed on a daily basis, for the year ended December 31, 1998.

For fiscal year 1999, GCMG voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.20% and 1.35% of the net assets of the Class I and Class R Shares, respectively, computed on a daily basis.

GCMG also serves as the Fund's administrator. GCMG intends to charge the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5. DISTRIBUTION AND SERVICING PLANS

The Fund has adopted plans with respect to Class I and Class R shares pursuant to Rule 12b-1 under the 1940 Act ("Plans"). Under the Distribution Plans, the Fund pays to Security Capital Markets Group Incorporated in its capacity as principal distributor of the Fund's shares (the "Distributor"), a monthly distribution fee equal to, on an annual basis, 0.25% of the value of each Class' average daily net assets.

The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of each Class' respective shares and for providing certain services to each Class' respective shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. The Fund has made no payments pursuant to the Plans for the year ended December 31, 1998.

6. FORMATION AND RE-ORGANIZATION

The Fund, formerly was the sole investment portfolio of Security Capital Employee REIT Fund Incorporated ("SCREF"), a Maryland corporation. On January 23, 1997, all of the assets and liabilities of SCREF were transferred to the Fund in a reorganization (the "Reorganization") accounted for as a pooling of interests. The Fund was restructured as one of four investment portfolios of SC-REMFs on June 30, 1998, and as one of two investment portfolios of SC-REMFs on December 31, 1998.

The Reorganization was a taxable event to SCREF and a capital gain of $1,002,746 was realized for tax purposes. As a result, at December 31, 1998, the tax basis of securities held was $24,444 higher than their basis for financial reporting purposes.

The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $118,099, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

7. PRINCIPAL SHAREHOLDERS

As of December 31, 1998, SC Realty Incorporated, a wholly owned subsidiary of Security Capital Group Incorporated, GCMG's parent corporation, owned 89.9% of the Fund's total outstanding shares.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


To the board of directors and shareholders of Security Capital U.S. Real Estate Shares:

We have audited the accompanying statement of assets and liabilities of Security Capital U.S. Real Estate Shares (a separate portfolio of Security Capital Real Estate Mutual Funds Incorporated, a Maryland corporation), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1998 and 1997 and the period from December 20, 1996 (date of inception) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital U.S. Real Estate Shares as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1998 and 1997 and the period from December 20, 1996 (date of inception) to December 31, 1996, in conformity with generally accepted accounting principles.

                                                   ARTHUR ANDERSEN LLP


Chicago, Illinois
February 15, 1999

--------------------------------------------------------------------------------


DIRECTORS AND OFFICERS

Anthony R. Manno Jr.
Director, Chairman and President

John H. Gardner Jr.
Director, Managing Director

Robert H. Abrams
Director

Stephen F. Kasbeer
Director

George F. Keane
Director

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Jeffrey C. Nellessen
Vice President, Treasurer and Assistant Secretary

David T. Novick
Vice President and Secretary

Michael J. Heller
Assistant Treasurer


INVESTMENT ADVISER

Security Capital Global Capital
Management Group Incorporated
11 South LaSalle Street
Chicago, Illinois 60603


AUDITORS

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603


INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Albert D. Adriani
Vice President

Anne Darnley
Vice President

Keyvan A. Arjomand
Securities Analyst

Matthew E. Lamphier
Securities Analyst

Gregory S. Millard
Securities Analyst

Yung R. Ho
Analyst

Andrew L. Kline
Analyst

Robert P. Van Bergen Jr.
Analyst

John H. Woo
Analyst


LEGAL COUNSEL

Mayer, Brown & Platt
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

                                    [LOGO]

                               SECURITY CAPITAL

                   11 South LaSalle Street, Chicago, IL 60603

                    1-888-SECURITY  www.securitycapital.com